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                                                                   EXHIBIT 10.66



                                            September 22, 1998



Arthur A. Siciliano, Ph.D.
3 Pavia Place
Framingham, MA 01701

                  Re: Amendment of Employment Agreement
                      ---------------------------------

Dear Art,

This letter agreement serves to further amend the employment agreement dated as of May 16, 1990, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of June 1, 1991; December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996;
July 1, 1997; and July 1, 1998 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $258,500 effective August 1, 1998.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                            Very truly yours,



                                            /s/ Steven J. Lee
                                            ------------------------------------
                                            Steven J. Lee
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Arthur A. Siciliano
-------------------------------
Arthur A. Siciliano